UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): January 22, 2007
NEUROCRINE BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-22705 (Commission File Number)	33-0525145 (IRS Employer Identification No.)

12790 El Camino Real (Address of principal executive offices)	92130 (Zip Code)
Registrant’s telephone number, including area code: (858) 617-7600
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01 OTHER EVENTS.
On January 22, 2007, the Company announced that it plans to resubmit its New Drug Application (NDA) for indiplon capsules by the end of 2nd Quarter 2007.
ITEM 9.01. FINANCIAL STATEMENTS and EXHIBITS

99.1	Press release dated January 22, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 23, 2007	NEUROCRINE BIOSCIENCES, INC.
/s/ Timothy P. Coughlin
Timothy P. Coughlin
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Document Description
99.1	Press release dated January 22, 2007